UNITED STATES SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549

           FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 3, 2002

            Pinnacle Resources, Inc.
      (Exact name of registrant as specified
            in its charter)

Wyoming                          84-1414869
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(State or other jurisdiction    (I.R.S. Employer Identification Number)
of incorporation or organization

 9600 E. Arapahoe Road, Suite 260,
  Englewood, Colorado                  80112
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(Address of principal executive offices, Zip Code)

          303-705-8600
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         (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant - None

Item 2. Acquisition or Disposition of Assets. -
On July 3, 2002, Hunter Dickinson Group, Inc.
purchased 1,000,000 of the 5,950,000 common shares of Anooraq Resources Corporation currently owned by Pinnacle at a price of $.50 per common share.
Additionally, Pinnacle has granted an option to Hunter Dickerson to purchase an additional
1,000,000 common shares at $.50 per common share for an option period of 120 days commencing on July
3, 2002.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying
Accountant. None.

Item 5. Other Events.  None

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

Exhibits.

Letter Agreement dated July 3, 2002 between
Pinnacle and Hunter Dickinson Group, Inc.

Item 8. Change in Fiscal Year. None




                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Pinnacle Resources, Inc. (Registrant)

By: /s/Glen R. Gamble, President
        ----------------------------
         Glen R. Gamble

Date: August 5, 2002